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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                _______________


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   OCTOBER 22, 1998
                                                   -----------------------------


                                  P-COM, INC.
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               (Exact name of registrant as specified in charter)


         DELAWARE                       0-25356                 77-0289371
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(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


3175 S. WINCHESTER BOULEVARD, CAMPBELL, CALIFORNIA          95008
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(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code    (408) 866-3666
                                                      --------------------------


                                   NONE
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         (Former name or former address, if changed since last report.)
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Item 5.  Other Events.
         ------------

          In a press release disseminated on October 22, 1998, the Registrant publicly announced its earnings for the quarter ended September 30, 1998. A copy of the press release is attached hereto and incorporated herein by reference.



Item 7.  Exhibits.
         --------

          A copy of the Registrant's press release announcing its earnings for the quarter ended September 30, 1998 is attached hereto as an exhibit.
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                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                P-COM, INC.



DATE:  October 22, 1998         By:     /s/  Michael J. Sophie
                                     -----------------------------
                                             Name:   Michael J. Sophie
                                             Title:  Chief Financial Officer
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                                 EXHIBIT INDEX

EXHIBIT
NUMBER        DOCUMENT DESCRIPTION
------        --------------------


 99.1    Press Release disseminated October 22, 1998